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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): 4-11-06
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                                TX Holdings Inc.
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             (Exact name of registrant as specified in its charter)

Georgia                               000-32335                  58-2558702
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(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
    of Incorporation)                                        Identification No.)

       1602 Alton Rd. # 487, Miami Beach, FL                       33139
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     (Address of Principal Executive Officers)                  (Zip Code)

Registrant's telephone number, including area code:  305-420-6781
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item-2.01- Completion of Acquisition
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TX Holdings, Inc. (TXHG) is very pleased to announce it has acquired its first producing oil and gas lease. The Company has acquired a 75% working interest
(WI) in the "PARKS" Lease , it is 320 acres with approximately 22 existing wells with estimated reserves of 12M to 13M barrels. The Lease is located next to the Williams Lease which the Company has previously stated it acquired an option on in Callahan County, Texas.

Williams Update: The Company has received an updated geological report on the Williams Lease, showing 24M barrels of recoverable reserves. These are all from shallow zones less than 1,000 feet, including the Frye, Tannehill, Saddle & Bluff Creek, and the Upper, Middle, and Lower Cook zones. TX Holdings plans to exercise the option within 30 days.





Exhibit 99.1        Press release dated April 11th, 2006

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 11, 2006



                                  By: /s/ Mark Neuhaus
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                                      Mark Neuhaus, President and Chairman




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